UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2007

Restore Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51998	41-1955715
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Patton Road, St. Paul, Minnesota		55113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(651) 634-3111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 10, 2007, the Board of Directors of the Company, upon the recommendation of the Compensation Committee of the Board of Directors, approved the following actions:

· The cancellation of options to purchase an aggregate of 326,950 shares of common stock granted to 44 employees (excluding executive officers) with exercise prices between $8.00 and $3.37 per share, and the concurrent grant of an equal number of replacement stock options with an exercise price of $1.63 per share (the 45-day trailing average of the closing price of the Company’s common stock on the NASDAQ Global Market).

· An amendment to the terms of stock options to purchase an aggregate of 890,100 shares of common stock granted to eight executive officers, with exercise prices between $8.00 and $3.37 per share, whereby the exercise price of such stock options was reduced to $1.63 per share (the 45-day trailing average of the closing price of the Company’s common stock on the NASDAQ Global Market). The Named Executive Officers identified in our proxy statement for our 2007 Annual Meeting affected by this amendment include our Chief Executive Officer, Chief Financial Officer and Vice President of Research and Development as follows:

Name..............................No. of Options
J. Robert Paulson, Jr..........292,500
Christopher R. Geyen........174,150
Paul J. Buscem......................43,200

These replacement and amended stock options will expire ten years from the date of the grant and/or amendment, with 25% of these stock options vesting one year from the date of the grant and/or amendment, and the remaining stock options vesting 1/36th each month thereafter. On August 10, 2007, the closing price of the Company’s common stock on the NASDAQ Global Market was $1.18 per share.

The objectives of re-pricing these employee stock options were to (i) provide appropriate market-based equity incentives to all Company employees during a critical period in the Company’s evolution and growth, and (ii) address potential employee retention issues with respect to a significant discrepancy between the Company’s current stock price and the equity value of employee stock options. The Compensation Committee and Board of Directors each determined that re-pricing the stock options for the Company’s employees was consistent with the Company’s objective of having all employees, including new sales representatives and management, share a common and appropriate market-based equity incentive to accelerate the growth of the Company’s business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Restore Medical, Inc.

August 16, 2007	By:	/s/ Christopher R. Geyen

Name: Christopher R. Geyen
Title: Chief Financial Officer